Exhibit 24.1
POWER OF ATTORNEY
The undersigned, an officer and director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Michael G. Rippey and Bonnie M. Edeus, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him in his name place and stead, in any and all capacities, to sign for him in the capacities indicated below, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of February 2021.

Signature:	/s/ Michael G. Rippey

Name:	Michael G. Rippey
Title:	President and Chief Executive
Officer
(Principal Executive Officer and Principal Financial Officer)

POWER OF ATTORNEY
The undersigned, an officer and director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Michael G. Rippey and Bonnie M. Edeus, her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for her in her name place and stead, in any and all capacities, to sign for her in the capacities indicated below, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of February 2021.

Signature:	/s/ Bonnie M. Edeus

Name:	Bonnie M. Edeus
Title:	Vice President, Controller
(Principal Accounting Officer)

POWER OF ATTORNEY
The undersigned, an officer and director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Michael G. Rippey and Bonnie M. Edeus, as his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him in his name place and stead, in any and all capacities, to sign for him in the capacities indicated below, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of February 2021.

Signature:	/s/ Arthur F. Anton

Name:	Arthur F. Anton
Title:	Director

POWER OF ATTORNEY

The undersigned, an officer and director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Michael G. Rippey and Bonnie M. Edeus, as her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for her in her name place and stead, in any and all capacities, to sign for her in the capacities indicated below, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of February 2021.

Signature:	/s/ Martha Z. Carnes

Name:	Martha Z. Carnes
Title:	Director

POWER OF ATTORNEY

The undersigned, an officer and director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Michael G. Rippey and Bonnie M. Edeus, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him in his name place and stead, in any and all capacities, to sign for him in the capacities indicated below, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of February 2021.

Signature:	/s/ Ralph M. Della Ratta, Jr.

Name:	Ralph M. Della Ratta, Jr.
Title:	Director

POWER OF ATTORNEY

The undersigned, an officer and director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Michael G. Rippey and Bonnie M. Edeus, her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for her in her name place and stead, in any and all capacities, to sign for her in the capacities indicated below, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of February 2021.

Signature:	/s/ Susan R. Landahl

Name:	Susan R. Landahl
Title:	Director

POWER OF ATTORNEY

The undersigned, an officer and director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Michael G. Rippey and Bonnie M. Edeus, his true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him in his name place and stead, in any and all capacities, to sign for him in the capacities indicated below, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of February 2021.

Signature:	/s/ Michael W. Lewis

Name:	Michael W. Lewis
Title:	Director